UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 5, 2024

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.
001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On June 5, 2024, WEC Energy Group, Inc. (the “Company”) issued an additional (i) $37,500,000 aggregate principal amount of its 4.375% Convertible Senior Notes due 2027 (the “Additional 2027 Notes”) and (ii) $37,500,000 aggregate principal amount of its 4.375% Convertible Senior Notes due 2029 (the “Additional 2029 Notes” and, together with the Additional 2027 Notes, the “Additional Notes”), pursuant to the exercise of the remaining portion of the option to purchase the Additional Notes granted to the Initial Purchasers (as defined herein) in a Purchase Agreement (the “Purchase Agreement”) dated May 22, 2024 among the Company and the initial purchasers (the “Initial Purchasers”) party thereto.

As previously disclosed, the Company previously issued (i) $825,000,000 aggregate principal amount of its 4.375% Convertible Senior Notes due 2027 (the “Original 2027 Notes” and, together with the Additional 2027 Notes, the “2027 Notes”) and (ii) $825,000,000 aggregate principal amount of its 4.375% Convertible Senior Notes due 2029 (the “Original 2029 Notes” and, together with the Additional 2029 Notes, the “2029 Notes”). A description of the 2027 Notes and the 2029 Notes was provided in the Company’s Current Report on Form 8-K filed on May 28, 2024 and is incorporated herein by reference.

The foregoing description of the 2027 Notes and the 2029 Notes does not purport to be complete and is qualified in its entirety by reference to the complete text of the indenture governing the 2027 Notes, the indenture governing the 2029 Notes, the form of 2027 Note and the form of 2029 Note, which were filed as exhibits to the Company’s Current Report on Form 8-K filed on May 28, 2024 and incorporated herein by reference.

Item 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 2.03 is incorporated into this Item 3.02 by reference.

The Company offered and sold the Additional Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the Initial Purchasers to persons reasonably believed to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.

The shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issuable upon conversion of the Additional Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company expects any shares of Common Stock issued upon conversion of the Additional Notes to be issued pursuant to the exemption provided by Section 3(a)(9) of the Securities Act. As previously disclosed, initially, a maximum of 10,478,599 shares of Common Stock and 10,478,599 shares of Common Stock may be issued upon conversion of the 2027 Notes and the 2029 Notes, respectively, based on the initial maximum conversion rate of 12.1491 shares of Common Stock per $1,000 principal amount of 2027 Notes and 12.1491 shares of Common Stock per $1,000 principal amount of 2029 Notes, in each case subject to anti-dilution adjustments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2024	WEC ENERGY GROUP, INC.
(Registrant)

/s/ WILLIAM J. GUC
William J. Guc, Vice President and Controller